Exhibit 10.127
                                 --------------


Blum Asset Trust Warrant
November 19, 2003



NEITHER THIS WARRANT NOR THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN
AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

                                     WARRANT
                                     -------

Warrant No. W-1-2003                                     Dated November 19, 2003

         Commodore Applied Technologies, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company") hereby certifies that, for value received, Blum Asset Trust, or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of 27,355,800 shares (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") of common stock, $.001 par value (the "Common Stock"), of the Company, at an exercise price equal to $0.0285 per share (as adjusted from time and time as provided in Section 8, the "Exercise Price"), at any time and from time to time from and after the date hereof and through the including November 19, 2008 (the "Expiration Date"), and subject to the following terms and conditions:

         1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company will deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, the Company shall be affected by notice to the contrary.

         2. Registration of Transfers and Exchanges.
            ----------------------------------------

         (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 3(b). Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder by the Company. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

         (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Section 3(b) for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

         3. Duration and Exercise of Warrants.
            ----------------------------------

         (a) This Warrant shall be exercisable by the registered Holder on any business day before 5:30 P.M., Eastern Standard Time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:30 P.M., Eastern Standard Time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. This Warrant may not be redeemed by the Company.

         (b) Subject to Sections 2(b), 6, 9 and 11, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 11 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 3 business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares, with restrictive legends which shall be removed subject to the filing and SEC acceptance of a S-3 registration that shall be filed by the Company no later than January 28, 2005. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as the Date of Exercise of this Warrant.

         A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

         (c) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

         4. Piggyback Registration Rights. During the term of this Warrant, the Company may not file any registration statement with the Securities and Exchange Commission (other than registration statements of the Company filed on Form S-8 or Form S-4, each as promulgated under the Securities Act of 1933, as amended, pursuant to which the Company is registering securities pursuant to a Company employee benefit plan or pursuant to a merger, acquisition or similar transaction including supplements thereto, but not additionally filed registration statements in respect of such securities) at any time when there is not an effective registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder, unless the Company provides each of the Holders as identified in Section 11, with that less than 20 days notice of its intention to file such registration statement and provide the Holder the option to include any or all of the applicable Warrant Shares therein. The piggyback registration rights granted to the Holder pursuant to this Section shall continue until all of the Holder's Warrant Shares have been sold in accordance with either an effective registration statement or pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, or upon the expiration of this Warrant. The Company will pay all registration expenses in connection therewith.

         5. Payment of Taxes.The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this
Warrant: provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder, and the Company shall not be required to issue or cause to be issued or deliver or cause to be delivered the certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

         6. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if reasonably satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

         7. Ownership of Warrant Shares by the Company prior to Exercise of Warrant. The Company covenants that it will at all times prior to the complete exercise of the Warrant own sufficient shares of Common Stock in order to enable it to issue Warrant Shares upon exercise of this Warrant as herein provided, and the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, are free from preemptive rights or any other

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

actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 8). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

         8. Certain Adjustments. The Exercise Price and number of Warrant Shares are subject to adjustment from time to time as set forth in this Section 8. Upon each such adjustment of the Exercise Price pursuant to this Section 8, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in affect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         (a) If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock (and not the Common Stock) payable in shares of Common Stock, other than the dividends payable under the Purchase Agreement, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

         (b) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company in which the consideration therefore is equity or equity-equivalent securities or any compulsory share exchange pursuant to which the Common Stock is converted into other securities or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property of the Company's business combination partner equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consideration, merger, sale transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 8(b) upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

         (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 8(a), (b) and (d), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") mutually selected in good faith by the holders of a majority in interest of the Warrant then outstanding and the Company. Any determination made by the Appraiser shall be final.

         (d) In the event that at any time or from time to time the Company shall issue rights, options or warrants entitling the holders thereof to subscribe for shares of Common Stock, or securities convertible into or exchangeable or exercisable for The Company's Common Stock, in each case, to all holders of Common Stock (other than in connection with the adoption of a shareholder rights plan by the Company) without any charge, entitling such holders to subscribe for or purchase shares of Common Stock at a price per share that as of the record date for such issuance is less than the Market Price, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock theretofore issuable upon exercise of each Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options, warrants or securities plus the number of additional shares of Common Stock offered for subscription or purchase or into or for which such securities that are issued are convertible, exchangeable or exercisable, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options, warrants or securities plus the total number of shares of Common Stock which the aggregate consideration expected to be received by the Company (assuming the exercise or conversion of all such rights, options, warrants or securities) would purchase at the then Market Price. In the event of any such adjustment, the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such date of issuance by the aforementioned fraction. Such adjustment shall be made immediately after such rights, options or warrants are issued and shall become effective, retroactive to the record date for the determination of stockholders entitled to receive such rights, options, warrants, or securities. No adjustment shall be made pursuant to this Section 8(d) which shall have the effect of decreasing the number of shares of Common Stock purchasable upon exercise of each Warrant or of increasing the Exercise Price.

         (e) For the purpose of this Section 8, the following clauses shall also be applicable:

              (i) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase as the case may be.

              (ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

         (f) All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

         (g) If:

                     (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                     (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

                     (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                     (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                     (v)      the  Company   shall   authorize   the   voluntary
                              dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

         9. Payment of Exercise Price. The Holder may pay the Exercise Price in one of the following manners:

              (a) Cash Exercise. The Holder shall deliver immediately available funds to the Company; or

              (b) Cashless Exercise. The Holder shall surrender this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                           X = Y (A-B)/A
         where:
                           X = the number of Warrant Shares to be issued to the Holder.

                           Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

                           A = the closing sale prices of the Common Stock for the Trading Day immediately prior to the Date of Exercise.

                           B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date of the Warrant.

         10. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction, or (ii) round the number of Warrant Shares issuable, up to the next whole number.

         11. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this section, (ii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iii) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be:

(i) if to the Company

150 East 58th Street
Suite 3238
New York, NY  10155
or to Facsimile No.: (212) 753-0731
Attention: James M. DeAngelis

or (ii) if to the Holder

to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder and their may provide to the Company in accordance with this Section 11.

         12. Warrant Agent.

         (a) The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent.

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

         (b) Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

         13. Miscellaneous.
             --------------

         (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing signed by the Company and the Holder.

         (b) Subject to Section 13(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

         (c) This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

         (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

         (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon analysis and enforceable provision which shall be a commercially reasonable substitute therefore and upon so agreeing, shall incorporate such substitute provision in this Warrant.

         (f) In the event that the Company breaches any of its representations under this Warrant, is otherwise in violation of any provision of this Warrant, or is unable to carry out any of its obligations under this Warrant, the Company shall issue a new warrant to the Holder, which new warrant shall be identical to this Warrant, except all obligations under such new warrant, including, without limitations, the obligation to reserve and issue fully paid and nonassessble Warrant Shares shall be borne by the Company.

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                            [SIGNATURE PAGE FOLLOWS]

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

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its respective authorized officer as of the date first indicated above.




                                    COMMODORE APPLIED TECHNOLOGIES, INC.


                                      By:     __________________________________

                                      Name:   /s/ James M. DeAngelis

                                      Title: Chief Financial Officer & Treasurer

                          FORM OF ELECTION TO PURCHASE


         (To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Commodore Applied Technologies, Inc.:

         In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase [_____________] shares of Common Stock, $.001 par value ("Common Stock"), of Commodore Applied Technologies, Inc. and, if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $ ______________in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

         The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                        PLEASE INSERT SOCIAL SECURITY OR
                            TAX IDENTIFICATION NUMBER

                                            ------------------------------------


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                         (Please print name and address)
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         If the number of shares of Common  Stock  issuable  upon this  exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

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                         (Please print name and address)
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Date:    __________                          Name of Holder:

                                            (Print) ____________________________

                                            (By:) ______________________________

                                            (Name:)

                                            (Title:)

         (Signature must conform in all respects to name of holder as specified on the face of the Warrant).